Promissory notes receivable at FVTPL	6 Months Ended
Feb. 28, 2023
Promissory Notes Receivable At Fvtpl
Promissory notes receivable at FVTPL

7. Promissory notes receivable at FVTPL

Promissory notes receivable
$

Balance, August 31, 2022	576,528
Payments	(591,781)
Change in fair value	(3,757)
Effect of foreign exchange	19,010
Balance, February 28, 2023	-

To facilitate the sale of Eden Games, under a separate agreement, the Company agreed to purchase Euro- denominated 6% promissory notes amounting to Euro 1,453,154 ($1,585,783) that were due to the former co-founders of Eden Games from third parties. Euro 1,081,081 ($1,181,005) of the consideration was paid on the closing of the sale with the remainder due in two equal payments on April 4, 2023, and October 6, 2023. As of February 28, 2023, the remaining fair value of the promissory notes receivable is $0.